WILSHIRE VARIABLE INSURANCE TRUST
(the “Trust”)
Equity Fund

Supplement dated February 22, 2013 to the Trust’s Summary Prospectus dated May 1, 2012, with respect to the Equity Fund (the “Fund”).

Effective on or about March 24, 2013, the Equity Fund will replace its investments in the Wilshire Large Cap Core Plus Fund with investments in the Wilshire Large Company Growth Portfolio and the Wilshire Large Company Value Portfolio and all references to the Wilshire Large Cap Core Plus Fund will be deleted.  Accordingly, the indirect expenses that shareholders bear will change based on the assets invested in the Wilshire Large Company Growth Portfolio and the Wilshire Large Company Value Portfolio and the management fee charged to the Equity Fund will change based on the average daily net assets not invested in the Wilshire Large Company Growth Portfolio and the Wilshire Large Company Value Portfolio. Effective on that same date, all references in the Summary Prospectus to Cornerstone Capital Management, Inc. and Systematic Financial Management, L.P. as subadvisers to the Fund will be removed and replaced with Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) and the following other changes to the Summary Prospectus will become effective:

The following information replaces the information under the heading “Principal Investment Strategies:”

The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non-affiliated equity investment companies, including the Large Company Growth Portfolio and the Large Company Value Portfolio. The Fund expects to invest up to 33% of its assets in the Large Company Growth Portfolio and up to 33% of its assets in the Large Company Value Portfolio. The operating companies in which the Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry.

Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes:  principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards.  Thus, securities of these issuers are not subject to the 10% limitation on securities of foreign issuers.  The Fund may, at times, have minimal exposure to non-domestic companies which do not satisfy these criteria.

The Fund uses a multi-manager strategy with subadvisers who may employ different strategies.  Santa Barbara Asset Management, LLC (“Santa Barbara”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Fund’s portfolio.  Santa Barbara employs a Dividend Growth strategy in managing its portion of the Fund’s portfolio which takes a long-term investment approach, seeking to invest in companies that have sustainable business models selling at attractive valuations. TWIN employs a quantitative multi-factor stock selection  model  in managing its portion of the portfolio to purchase large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains and exhibit more stable and sustainable earnings relative to peer group stocks.

The following describes the types of securities in which the Large Company Growth Portfolio is permitted to invest:

•	The Large Company Growth Portfolio focuses on the large company growth segment of the U.S. equity market.

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The Large Company Growth Portfolio invests substantially all of its assets in common stock of companies with large market capitalizations – greater than approximately $250 million as of December 31, 2012.

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The Large Company Growth Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings. Often such companies have above average price to earnings ratios.

•	The Large Company Growth Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following describes the types of securities in which the Large Company Value Portfolio is permitted to invest:

•	The Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market.

•	The Large Company Value Portfolio invests substantially all of its assets in the common stock of companies with large market capitalizations – greater than $250 million as of December 31, 2012.

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The Large Company Value Portfolio invests generally in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

•	The Large Company Value Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies.

The following information replaces the first paragraph under the heading “Principal Risks:”

You may lose money by investing in the Fund. By investing in the Fund, an investor also assumes the same types of risks, either indirectly or directly, as investing in the Large Company Growth Portfolio and the Large Company Value Portfolio.  Investing in the Fund involves the following principal risks:

All references to the sub-headings “Convertible Securities Risk,” “Short Sale Risk,” “Derivatives Risk,” “ETF Risk” and “Real Estate Investment Trust Risk” are deleted and the following information is added under the heading “Principal Risks:”

Style Risk.  The risk of investing in the Large Company Growth Portfolio or the Large Company Value Portfolio is the risk that the portfolio’s growth or value styles will perform poorly or fall out of favor with investors.  For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

The following information replaces the sub-headings “Equity Risk,” “Market Risk” and “Multi-Managed Fund Risk” under the heading “Principal Risks:”

Equity Risk.  The principal risk of investing in the Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio is equity risk.  This is the risk that the prices of stocks held by the Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances.  Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments.  The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund.  Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Market Risk.  For equity securities, stock market movements will affect the Fund’s, the Large Company Growth Portfolio’s and the Large Company Value Portfolio’s share price on a daily basis.  Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by the Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer.  Market risk may affect a single company, industry, sector or the market as a whole.  For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably.  Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Multi-Managed Fund Risk.  The Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio are multi-managed funds with multiple subadvisers who employ different strategies.  As a result, the Equity Fund, the Large Company Growth Portfolio and the Large Company Value Portfolio may have buy and sell transactions in the same security on the same day.

The following information replaces the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management:”

Santa Barbara
James Boothe, is the Portfolio Manager of Santa Barbara’s portion of the Equity Fund. Mr. Boothe has served as Portfolio Manager for the Fund since 2013.

TWIN
Geoffrey Gerber, President and Chief Investment Officer of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund. Mr. Gerber has served as Portfolio Manager for the Fund since 2013.

            Christopher Erfort, Senior Vice President of TWIN and Portfolio Manager of TWIN’s portion of the Equity Fund. Mr. Erfort has served as Portfolio Manager for the Fund since 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

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